IRONWOOD MULTI-STRATEGY FUND LLC

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, California 94105
(415) 777-2400

SUPPLEMENT DATED MARCH 13, 2015
TO PROSPECTUS DATED AUGUST 29, 2014

This Supplement is intended to highlight certain changes to the Prospectus.

Repurchases of Units

No Right of Repurchase

Units are not redeemable.  No Member will have the right to require the Feeder Fund to repurchase its Units.  No public market exists for the Units and none is expected to develop.  Consequently, Members will not be able to liquidate their investment other than as a result of repurchases of Units by the Feeder Fund, as described below.

Offers to Repurchase

The Board of the Feeder Fund, from time to time and in its complete and absolute discretion, may determine to cause the Feeder Fund to make an Offer to repurchase Units from Members, including affiliates of Ironwood, at the net asset value per Unit on a Repurchase Date and on such other terms and conditions as it may determine.  The Board expects that the Feeder Fund will make an Offer on each Repurchase Date.

The total number of Units subject to an Offer will be determined by the Board in its complete and absolute discretion and such number of Units may be all or any portion of the Feeder Fund’s outstanding Units.  The Board of the Feeder Fund will consider the following factors, among others, in making the determination to repurchase Units and the number of Units to be subject to such Offer:  (i) whether any Members have requested that the Feeder Fund repurchase Units and the number of Units that such Members have requested to be repurchased; (ii) the liquidity of the Fund’s assets; (iii) the investment plans and working capital requirements of the Feeder Fund; (iv) the relative economies of scale with respect to the size of the Feeder Fund; (v) the history of the Feeder Fund in repurchasing Units; (vi) the economic condition of the securities markets; (vii) the anticipated tax consequences of any proposed repurchases of Units; and (viii) the recommendation of Ironwood.

Ironwood expects that it will recommend to the Board that the Feeder Fund make an Offer to repurchase Units from Members as of each Subsequent Repurchase Date.

Ironwood also expects that, for each Repurchase Date, it will recommend to the Board that the Feeder Fund offer to repurchase not less than 10% of the outstanding Units.

In all cases, the Board will make an Offer to repurchase Units only on terms that the Board determines to be fair to the Feeder Fund, the Master Fund and the Members.

The Feeder Fund’s schedule with respect to making Offers, and the number of Units subject to an Offer, will be based on operational considerations and various factors relating to the best interests of Members, including, but not limited to, the intent that the Feeder Fund pay Members their repurchase proceeds, to the extent practicable, based on redemption proceeds received by the Master Fund from Underlying Funds and to minimize the need for the Fund to maintain cash or borrow money to meet the payment of repurchase proceeds.

Early Repurchase Fee

A Member who tenders for repurchase such Member’s Units during such Member’s Lock-Up Period will be subject to an Early Repurchase Fee of 5.00% of the value of the Units repurchased by the Feeder Fund, payable to the Feeder Fund, which will pay the full amount of such Early Repurchase Fee to the Master Fund.  As to any Member who makes an additional subscription, a separate Lock-Up Period also shall be deemed to run from the date of such subscription for additional Units, but that separate Lock-Up Period shall apply only to those additional Units.  The Board may, in certain limited instances where the Board has determined that the remaining Members will not be materially and adversely affected or prejudiced, waive the imposition of the Early Repurchase Fee.  Any such waiver does not imply that the Early Repurchase Fee will be waived at any time in the future.  For the avoidance of doubt, Units exchanged by Members when transferring between the Master Fund and the Feeder Fund will not be subject (at the time of exchange) to the Early Repurchase Fee, and going forward the original investment date will be used to calculate any Lock-Up Period as to the exchanged Units.

Repurchase Notice

Promptly after the Board has determined that the Feeder Fund will make an Offer, the Feeder Fund will send a Repurchase Notice to each Member detailing:  (i) the commencement date of such Offer; (ii) the Repurchase Date for such Offer; (iii) the number of Units that are the subject of such Offer and the percentage that such Units represent of all Units held by Members; and (iv) any other information that the Board has determined, in its sole discretion, that a Member should consider in deciding whether and how to participate in such Offer.  For each Offer, a Repurchase Notice will be sent to each Member no later than 30 calendar days prior to the Offer Acceptance Deadline for such Offer.

Tender Mechanics

For each Offer, a Member will be required to send an Offer Acceptance for such Offer by the relevant Offer Acceptance Deadline stated in the Repurchase Notice.  Offer Acceptances received by the Feeder Fund or its designated agent after the Offer Acceptance Deadline will be void.  Upon request by a Member, the Feeder Fund may permit a Member to cancel an Offer Acceptance, if such cancellation is determined by the Board or its delegate to be in the best interest of the Fund.

The Offer procedures outlined herein are subject to regulatory requirements imposed by the SEC.  The Feeder Fund’s repurchase procedures are intended to comply with such requirements.  However, in the event that the Board determines that modification of these repurchase procedures is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

Oversubscription

In any Offer, if Members tender for repurchase a greater number of Units than the number set forth in the Repurchase Notice, the Feeder Fund may, in the Board’s sole and absolute discretion, either (i) accept the additional Units permitted to be accepted pursuant to Rule 13e-4(f)(3) under the Exchange Act, (ii) increase the outstanding Units that the Feeder Fund is offering to purchase by up to 2% on the Repurchase Date, (iii) extend the Offer, if necessary, and increase the amount of Units that the Feeder Fund is offering to purchase to an amount it believes sufficient to accommodate the excess Units tendered as well as any Units tendered during the extended Offer or (iv) accept a portion of the Units tendered prior to or on the Repurchase Date for payment on a pro rata basis based on the aggregate net asset value of tendered Units.

Payment Mechanics

Members who tender all or a portion of their Units (defined as a specific dollar value in their Offer Acceptances), and which portion is repurchased by the Feeder Fund, will receive the specified dollar amount equal to the net asset value of such Units repurchased by the Feeder Fund.  Promptly after the Repurchase Date, each Member whose Units or portion thereof has been repurchased will be given a non-interest bearing, non-transferable promissory note issued by the Feeder Fund entitling such Member to be paid an amount equal to 100% of the unaudited net asset value of such Member’s repurchased Units, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member).  The note will entitle the Member to be paid within 90 calendar days after the Repurchase Date (a “Payment Date”).

If a Member has tendered for repurchase 95% or more of the Units held by such Member in an Offer Acceptance and 95% or more of such Member’s Units are repurchased by the Feeder Fund, such Member shall receive (i) cash or a non-interest bearing, non-transferable promissory note issued by the Feeder Fund in an amount equal to 95% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units, including any Advisory Fee allocable to such Units) (the “Initial Payment”), which will be paid on or prior to the Payment Date; and (ii) a non-interest bearing, non-transferable promissory note issued by the Feeder Fund entitling such Member to up to the remaining 5% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units, including any Advisory Fee allocable to such Units) (as adjusted (if at all), the “Subsequent Payment”).

Following the later of (x) the completion of the Feeder Fund’s annual audit or (y) such longer period as the Board in its discretion deems necessary to protect the interests of the remaining Members, the amount of the Subsequent Payment will be adjusted so that the sum of the Initial Payment and the Subsequent Payment is equal to 100% of the final audited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units, including any Advisory Fee allocable to such Units) and the as-adjusted Subsequent Payment will be paid to such Member.

Payments for repurchased Units may be further delayed under circumstances where the Master Fund has determined to redeem its interests in Underlying Funds to make such payments, but has experienced unusual delays in receiving payments from the Underlying Funds.  No interest will accrue on repurchase proceeds owed to Members, even in the event of the failure of repurchase proceeds to be properly wired to a Member’s account of record.

The Board in its discretion, but giving due regard to the interests of the remaining Members, may determine to make payment in satisfaction of a repurchase at earlier dates than those otherwise listed here.

Payment for repurchased Units may require the Master Fund to liquidate portfolio holdings in Underlying Funds earlier than Ironwood otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover.  Ironwood intends to take measures to attempt to avoid or minimize such potential losses and turnover.  The Fund may maintain cash or borrow money to pay repurchase proceeds, which would increase the Fund’s operating expenses and would adversely impact the ability of the Fund to achieve its investment objective.

Payments In-Kind

The Board in its discretion may pay repurchase proceeds, in whole or in part, in securities of equivalent value.  The Feeder Fund does not expect that it will distribute securities as payment for repurchased Units except in unusual circumstances, such as in the unlikely event that:  (i) making a cash payment would result in a material adverse effect on the Fund or on Members not requesting that their Units be repurchased; or (ii) the Master Fund has received distributions from Underlying Funds in the form of securities that are able to be transferred to the Members.  In the event that the Feeder Fund makes such a distribution of securities as payment for Units, Members will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Valuation of Units for Purposes of Repurchases

Due to liquidity constraints associated with the Master Fund’s investments in Underlying Funds (the Master Fund often may have to effect withdrawals from Underlying Funds in order to finance payments of repurchase proceeds by the Feeder Fund), it is presently expected that, under the procedures applicable to the repurchase of Units, for Members tendering all of their Units, Units will be valued for purposes of determining their repurchase price as of the Repurchase Date.  The amount that a Member who is tendering all or a portion of its Units may expect to receive in repurchase proceeds will be the net asset value of the Member’s Units determined on the Repurchase Date and based on the net asset value of the Feeder Fund’s assets, valued in accordance with the Feeder Fund’s Valuation Policy.

Such valuation may be based in part on oral or written estimates of the value of the Master Fund’s investments received from Underlying Funds as of that date, after giving effect to all allocations to be made as of that date to the Member. Therefore, such repurchase payments may not reflect final net asset values for the Repurchase Date calculated by the Underlying Funds; however, the Feeder Fund will generally not make any adjustments for final valuations from the Feeder Fund based on adjustments received by the Master Fund from the Underlying Funds, and the Member whose Units are being repurchased (if such valuations are adjusted upwards) or the remaining Members (if such valuations are adjusted downwards) will bear the risk of change of any such valuations.

As a general matter, the fair value of the Master Fund’s interest in an Underlying Fund will represent the amount that the Master Fund could reasonably expect to receive from an Underlying Fund if the Master Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable.  In the event that an Underlying Fund does not report a value to the Master Fund on a timely basis, the Master Fund will determine the fair value of such Underlying Fund based on the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Master Fund values the portfolio.  The Master Fund’s valuation procedures require Ironwood to consider all relevant information available at the time the Master Fund values its portfolio. The Board and/or Ironwood will consider such information, and may conclude in certain circumstances that the information provided by the Underlying Fund does not represent the fair value of the Master Fund’s interest in the Underlying Fund.  Following procedures adopted by the Board, in the absence of specific transaction activity in a particular Underlying Fund, the Master Fund will consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount.  Prior to investing in any Underlying Fund, Ironwood conducts a due diligence review of the valuation methodology utilized by the Underlying Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that Ironwood reasonably believes to be consistent with those used by the Master Fund for valuing its own investments.

Members tendering their Units for repurchase will have to decide whether to tender Units without the benefit of having current information regarding the value of such Units on a date proximate to the Repurchase Date.  In addition, there will be a substantial period of time between the Repurchase Date and the date they can expect to receive payment of repurchase proceeds for such Units from the Feeder Fund.  As noted below, Members whose Units are repurchased will bear the risk that the Feeder Fund’s net asset value may fluctuate significantly between the date of the Offer Acceptance Deadline in respect of a Repurchase Date and such Repurchase Date.  This period of time is intended, in part, to assist the Feeder Fund in paying the amount due to Members on the Payment Date.

Suspension of Offers

The Feeder Fund may suspend or postpone an Offer in limited circumstances and only by a vote of a majority of the Board, including a majority of the Independent Directors.  These circumstances may include the following:  (i) a period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund’s net assets; (ii) for any other periods that the SEC permits by order; or (iii) other unusual circumstances as the Board determines, in compliance with applicable laws, it is in the best interest of the Feeder Fund, the Master Fund, the Members or the members of the Master Fund to suspend or postpone such Offer.

Minimum Holding

A Member who tenders some but not all of the Member’s Units for repurchase will be required to maintain a minimum aggregate net asset value of Units equal to $25,000.  The Feeder Fund reserves the right to reduce the amount to be repurchased from a Member so that the required minimum aggregate net asset value of Units is maintained.

Mandatory Repurchases

In accordance with the terms and conditions of the Feeder Fund’s LLC Agreement, the Feeder Fund may cause a mandatory repurchase of all or a portion of the Units of a Member or any person acquiring Units from or through a Member if the Board determines or has reason to believe that, among other things:  (i) all or part of the Member’s Units has been transferred, or the Units have vested in any person, by operation of law as a result of the death, dissolution, bankruptcy, or incompetency of a Member; (ii) ownership of Units by such Member or other person will cause the Fund to be in violation of, or subject the Fund or Ironwood to additional registration or regulation under the securities, commodities, or other laws of the United States or any other relevant jurisdiction; (iii) continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund or Ironwood, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Member in connection with the acquisition of its Units was not true when made or has ceased to be true; or (v) it would be in the best interests of the Fund for the Feeder Fund to cause a mandatory repurchase of such Units.  Members whose Units are mandatorily repurchased by the Feeder Fund will not be entitled to a return of any amount of Sales Charge paid by such Member.

Terms of Future Tenders

Payment terms for tender requests made with a Repurchase Date of December 31, 2015 or later will be as follows:

Members who tender less than 95% of their Units and which Units are repurchased by the Fund shall be paid an amount equal to 100% of the unaudited Net Asset Value of such Member’s Units being repurchased upon the later of (i) 30 calendar days after the Repurchase Date or (ii), if the Master Fund has requested withdrawals of capital or redemptions of interests from any Underlying Fund in order to fund the repurchase, 10 Business Days after the Master Fund has received at least 90% of the aggregate amount withdrawn or redeemed from such Underlying Fund (a “Payment Date”).

If a Member has tendered for repurchase 95% or more of the Units held by such Member in an Offer Acceptance and 95% or more of such Member’s Units are repurchased by the Feeder Fund, such Member shall receive (i) the Initial Payment, which will be paid on or prior to the Payment Date; and (ii) a non-interest bearing, non-transferrable promissory note issued by the Feeder Fund entitling such Member to be paid an amount equal to the remaining 5% of the estimated unaudited Net Asset Value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units) (as adjusted (if at all), the “Subsequent Payment”).

Following the later of (i) 120 calendar days after the Repurchase Date or (ii) such longer period as the Board in its discretion deems necessary to protect the interests of the remaining Members, the amount of the Subsequent Payment may be adjusted so that the sum of the Initial Payment and the Subsequent Payment is equal to 100% of the final Net Asset Value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units) and the as-adjusted Subsequent Payment shall be paid to such Member.  The Board in its discretion, but giving due regard to the interests of the remaining Members, may determine to make payment in satisfaction of a repurchase at earlier dates than those otherwise listed here.

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The information in this Supplement modifies the Ironwood Multi-Strategy LLC Fund Prospectus dated August 29, 2014. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled “Repurchases of Units”.